Exhibit 99.1

FIRST QUARTER 2014

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value per common share, tier 1 common to risk weighted assets (“RWA”), adjusted tangible common equity to risk weighted assets, pre-tax pre-provision net revenue (“PPNR”), and net interest margin using net interest income adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

Summary of First Quarter 2014 Significant Items

Segment	Item	Income Statement	Amount	Comments

Non-Strategic	Sale of Mortgage Servicing Rights	Mortgage banking	$20.0 million	Pre-tax income associated with the receipt of previously unrecognized servicing fees in conjunction with servicing sale

Corporate	Investment securities gain	Securities gains/(losses)	$5.6 million	Pre-tax gain related to the sale of a cost method investment

Non-Strategic	On-balance sheet consumer loan securitizations	Gain/(loss) on debt extinguishment & Mortgage banking	$(6.4) million	Net pre-tax loss on the resolution/deconsolidation of three previously consolidated on-balance sheet consumer loan securitizations

Corporate & Non-Strategic	Restructuring, Repositioning, and Efficiency Initiatives	Primarily Occupancy & Employee compensation, incentives, and benefits	$(5.7) million	Primarily pre-tax expense associated with a lease abandonment and severance-related costs associated with efficiency initiatives within corporate and bank service functions

First Quarter 2014 vs. Fourth Quarter 2013

Consolidated

•	Net income available to common shareholders was $44.9 million, or $.19 per diluted share in first quarter, compared to $49.4 million, or $.21 per diluted share in prior quarter

•	NII decreased to $152.4 million in first quarter from $157.1 million in fourth quarter; NIM decreased to 2.88 percent from 2.98 percent in the prior quarter

•	NII was affected by a number of factors including fewer days in first quarter compared to fourth quarter and lower loan balances

•	A linked quarter decline in accretion from acquired loans and elevated excess cash held at the Fed during the quarter negatively affected NIM in first quarter

•	Noninterest income (including securities gains) increased to $145.7 million in first quarter from $135.0 million in fourth quarter

•	The increase was largely driven by additional servicing fees received in conjunction with the servicing sale and securities gains in first quarter

•	Noninterest expense decreased $36.9 million to $220.2 million in first quarter

•	The decline in expense is largely due to litigation accruals recognized in fourth quarter related to legacy businesses combined with lower personnel expenses across various segments

•	Average loans were $15.1 billion in first quarter compared to $15.3 billion in fourth quarter; period-end loans declined 2 percent to $15.1 billion

Regional Banking

•	Pre-tax income was $56.0 million in first quarter compared to $67.5 million in fourth quarter; PPNR was $69.0 million and $70.0 million in first and fourth quarters, respectively

•	Average core deposits increased to $14.9 billion in first quarter from $14.5 billion in fourth quarter; period-end core deposits increased 2 percent to $15.2 billion

•	Period-end loans decreased 1 percent, or $129.6 million to $12.0 billion in first quarter primarily driven by declines in loans to mortgage companies due to a reduction in refinance volume driven by higher rates

•	NII was $142.0 million in first quarter compared to $146.4 million in fourth quarter

•	The decrease in NII is primarily attributable to the impact of day variance relative to fourth quarter, a decline in accretion on acquired loans, and a decline in loans to mortgage companies, partially offset by cash basis interest income

•	Loan loss provision was $13.0 million in first quarter compared to $2.6 million in prior quarter

•	Generally, first quarter provision was affected by further refinement to the credit card reserving process as well as macro-economic factors

•	Noninterest income was $60.0 million in first quarter compared to $62.8 million in fourth quarter

•	Deposit fee income decreased primarily due to seasonality in non-sufficient funds (“NSF”) fee structure

•	Noninterest expense declined to $133.1 million in first quarter from $139.2 million in the prior quarter

•	Fourth quarter included charges associated with branch closings and higher professional fees

Capital Markets

•	Fixed income revenue decreased to $49.6 million in first quarter from $50.9 million in fourth quarter

•	Fixed income average daily revenue (“ADR”) was $.8 million in first and fourth quarters

•	Noninterest expense decreased to $52.6 million in first quarter from $53.1 million in fourth quarter

•	The expense decrease was primarily due to a decline in variable compensation costs partially offset by FICA reset

Corporate

•	NII was negative $9.1 million in first quarter compared to negative $10.4 million in the prior quarter

•	Estimated effective duration of the securities portfolio was 3.7 years in first quarter compared to 3.8 years in fourth quarter

•	Estimated modified duration of the securities portfolio was 4.0 years in first and fourth quarters

•	Noninterest income increased to $13.2 million in first quarter from $7.8 million in fourth quarter

•	First quarter and fourth quarter include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; Fourth quarter also included $1.1 million other-than-temporary impairment of another investment

•	First quarter fee income also increased due to $2.8 million of BOLI policy benefits received

•	Noninterest expense was $19.6 million in first quarter compared to $18.8 million in the prior quarter

•	Increase driven by a lease abandonment expense and elevated advertising expense related to FHN’s 150 year celebration campaign, partially offset by a decline in personnel expense

FHN PERFORMANCE HIGHLIGHTS (continued)

First Quarter 2014 vs. Fourth Quarter 2013

Non-Strategic

•	Pre-tax income was $19.7 million in first quarter compared to a pre-tax loss of $36.7 million in fourth quarter

•	Provision credit of $3.0 million in first quarter compared to provision expense of $12.4 million in prior quarter

•	Provision credit in first quarter primarily driven by a net reserve decrease related to trust preferred loan (“TRUPs”) sales partially offset by provision associated with the consumer portfolios

•	Noninterest income was $15.8 million in first quarter compared to $4.9 million in fourth quarter

•	Increase primarily due to higher servicing income in first quarter resulting from the receipt of previously unrecognized servicing fees in conjunction with the servicing sale

•	This increase was partially offset by a $4.4 million loss on extinguishment of debt associated with the collapse of 2 HELOC trusts and a $2.0 million loss associated with the deconsolidation of a securitization trust

•	Noninterest expense was $15.0 million in first quarter compared to $46.0 million in the prior quarter

•	Fourth quarter included a $30.0 million reversal of mortgage repurchase and foreclosure provision expense and $57.0 million of net loss accruals related to legal matters

Asset Quality

•	The provision for loan losses declined to $10.0 million in first quarter from $15.0 million in fourth quarter

•	In first quarter, 3 TRUPs (2 relationships) that were on interest deferral within the non-strategic segment were sold which favorably affected NPL and ALLL levels and resulted in $3.1 million in charge-offs

•	The sales contributed to a $23.7 million decline in C&I NPLs

•	Reserves declined $8.4 million and after charge-offs, resulted in net reserve release of $5.3 million

•	Net charge-offs (“NCOs”) were $16.6 million in first quarter compared to $16.9 million in prior quarter

•	Annualized net charge-offs were relatively flat at 45 basis points of average loans

•	A decline in NCOs within regional bank C&I mostly offset charge-offs associated with the TRUPs sales

•	The allowance as a percentage of loans ratio was relatively flat at 164 basis points in first quarter compared to 165 basis points in prior quarter

•	Total reserves decreased to $247.2 million from $253.8 million in fourth quarter

•	The net decline in reserves was driven by a $8.8 million commercial reserve release, partially offset by $2.2 million net reserve increase in the consumer portfolios

•	The consumer allowance increase was largely driven by a reserve build in the regional bank credit card and other portfolio

•	Nonperforming loans (“NPLs”) in the portfolio declined $14.1 million to $240.9 million

•	Total commercial NPLs declined $30.6 million largely driven by the TRUPs sales

•	The decline was partially offset by an increase in nonaccruing junior liens

•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $345.5 million in first quarter from $361.9 million in prior quarter

•	Total 30+ delinquencies were $106.0 million in first quarter compared to $102.6 million in prior quarter

•	The increase in 30+ delinquencies was largely driven by C&I and Income CRE loans within the regional banking segment

•	CRE delinquencies primarily driven by 2 larger purchase credit impaired loans from the Mountain National Bank (“MNB”) acquisition

•	C&I delinquencies primarily driven by 1 credit

•	Permanent mortgage and consumer real estate delinquencies decreased $15.4 million in first quarter which more than offset an uptick in credit card delinquencies

•	Troubled debt restructurings (“TDRs”) were $490.4 million at the end of first quarter compared with $487.9 million in prior quarter

Taxes

•	The effective tax rate for first quarter is 27.47 percent which reflects forecasted taxable income for the year and the favorable effect on the tax rate from permanent benefits

•	Permanent differences primarily consist of: tax credit investments, life insurance, tax-exempt interest, and a decrease in the capital loss deferred tax valuation allowance

Capital and Liquidity

•	Paid $0.05 per common share dividend on April 1, 2014

•	Approved a $100.0 million common share purchase program in January 2014; Terminated the older program, originally announced in 2011

•	Paid preferred quarterly dividend of $1.6 million on April 10, 2014

•	Capital ratios (regulatory capital ratios estimated based on period-end balances)

•	8.37 percent for tangible common equity to tangible assets

•	14.20 percent for Tier 1

•	16.24 percent for Total Capital

•	11.06 percent for Tier 1 Common

•	11.19 percent for Leverage

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						1Q14 Changes vs.
(Dollars in thousands, except per share data)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Interest income	$173,584	$179,053	$182,610	$183,991	$186,399	(3)%	(7)%
Less: interest expense	21,225	21,918	23,772	23,972	25,017	(3)%	(15)%

Net interest income	152,359	157,135	158,838	160,019	161,382	(3)%	(6)%
Provision for loan losses	10,000	15,000	10,000	15,000	15,000	(33)%	(33)%

Net interest income after provision for loan losses	142,359	142,135	148,838	145,019	146,382	*	(3)%

Noninterest income:
Capital markets (a)	56,840	59,653	64,283	69,265	79,163	(5)%	(28)%
Deposit transactions and cash management	26,456	29,194	29,279	28,254	27,656	(9)%	(4)%
Brokerage, management fees and commissions	12,276	11,505	10,868	10,540	9,348	7%	31%
Mortgage banking (b)	19,029	3,853	14,460	5,589	9,373	NM	NM
Trust services and investment management	6,744	6,596	6,649	6,950	6,328	2%	7%
Bankcard income	4,520	4,998	5,303	5,299	4,882	(10)%	(7)%
Bank owned life insurance (c)	6,032	3,636	3,560	3,946	5,472	66%	10%
Other service charges	2,845	3,144	3,707	3,503	3,086	(10)%	(8)%
Insurance commissions	437	960	733	730	600	(54)%	(27)%
Securities gains/(losses), net (d)	5,657	2,183	(96)	(351)	24	NM	NM
Gain/(loss) on divestitures	—	(4)	115	—	—	NM	NM
Other (e)	4,894	9,325	11,614	8,907	10,495	(48)%	(53)%

Total noninterest income	145,730	135,043	150,475	142,632	156,427	8%	(7)%

Adjusted gross income after provision for loan losses	288,089	277,178	299,313	287,651	302,809	4%	(5)%

Noninterest expense:
Employee compensation, incentives, and benefits	119,229	127,144	132,213	130,500	139,184	(6)%	(14)%
Repurchase and foreclosure provision	—	(30,000)	200,000	—	—	NM	NM
Legal and professional fees	15,039	15,419	12,704	14,065	11,171	(2)%	35%
Occupancy (f)	17,592	12,811	13,147	11,785	12,822	37%	37%
Computer software	10,656	10,197	10,446	9,608	10,076	5%	6%
Contract employment and outsourcing (g)	4,325	9,059	9,241	8,581	9,039	(52)%	(52)%
Operations services	8,982	9,104	9,199	8,842	8,070	(1)%	11%
Equipment rentals, depreciation, and maintenance	7,849	8,431	7,890	7,597	7,820	(7)%	*
FDIC premium expense	3,991	4,477	4,631	5,037	6,011	(11)%	(34)%
Advertising and public relations	5,908	4,685	5,486	4,121	3,947	26%	50%
Communications and courier	4,224	4,473	4,517	4,531	4,437	(6)%	(5)%
Foreclosed real estate	784	1,050	523	1,287	1,439	(25)%	(46)%
Amortization of intangible assets	982	1,128	928	928	928	(13)%	6%
Other (e)	20,653	79,119	22,631	20,526	25,596	(74)%	(19)%

Total noninterest expense	220,214	257,097	433,556	227,408	240,540	(14)%	(8)%

Income/(loss) before income taxes	67,875	20,081	(134,243)	60,243	62,269	NM	9%
Provision/(benefit) for income taxes (h)	18,645	(33,813)	(31,094)	15,008	17,730	NM	5%

Income/(loss) from continuing operations	49,230	53,894	(103,149)	45,235	44,539	(9)%	11%
Income/(loss) from discontinued operations, net of tax	—	(6)	123	1	430	NM	NM

Net income/(loss)	49,230	53,888	(103,026)	45,236	44,969	(9)%	9%
Net income attributable to noncontrolling interest	2,813	2,934	2,875	2,843	2,813	(4)%	*

Net income/(loss) attributable to controlling interest	46,417	50,954	(105,901)	42,393	42,156	(9)%	10%
Preferred stock dividends	1,550	1,550	1,550	1,550	1,188	*	30%

Net income/(loss) available to common shareholders	$44,867	$49,404	$(107,451)	$40,843	$40,968	(9)%	10%

Common Stock Data
Diluted EPS from continuing operations	$0.19	$0.21	$(0.45)	$0.17	$0.17	(10)%	12%
Diluted EPS	$0.19	$0.21	$(0.45)	$0.17	$0.17	(10)%	12%
Diluted shares (thousands)	237,401	236,753	236,895	240,891	242,799	*	(2)%

Key Ratios & Other
Return on average assets (annualized) (i)	0.83%	0.90%	(1.69)%	0.74%	0.73%
Return on average common equity (annualized) (i)	8.48	9.42%	(20.39)%	7.46%	7.48%
Fee income to total revenue (j)	47.90	45.81%	48.66%	47.19%	49.22%
Efficiency ratio (k)	75.30	88.66%	NM	75.05%	75.69%
Full time equivalent employees	4,251	4,309	4,338	4,296	4,381

NM - Not meaningful

*	Amount is less than one percent.
(a)	1Q14 ADR was $.8 million. 2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff within the non-strategic segment.
(b)	1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14, partially offset by a $2.0 million loss on the deconsolidation of a securitization trust; 4Q13 decline due to transfers of servicing; 3Q13 increase in servicing reflects the terms of the agreement to sell servicing, somewhat offset by $2.2 million of estimated costs for obligations associated with the servicing sale.
(c)	1Q14 increase driven by $2.8 million of policy benefits received.
(d)	1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(e)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(f)	1Q14 includes $4.6 million of lease abandonment expense.
(g)	1Q14 decline due to lower subservicing costs associated with the sales of servicing.
(h)	4Q13 includes $7.5 million in tax benefits related to discrete period tax items.
(i)	Return on average assets is calculated using net income. Return on average common equity is calculated using net income available to common shareholders.
(j)	Ratio excludes securities gains/(losses).
(k)	Noninterest expense divided by total revenue excluding securities gains/(losses).

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Other Income
ATM and interchange fees	$2,497	$2,721	$2,680	$2,627	$2,384	(8)%	5%
Electronic banking fees	1,534	1,535	1,607	1,585	1,562	*	(2)%
Letter of credit fees	1,663	1,215	1,171	1,196	1,499	37%	11%
Deferred compensation (a)	657	1,210	2,160	(278)	1,593	(46)%	(59)%
Gain /(loss) on extinguishment of debt	(4,350)	—	—	—	—	NM	NM
Other	2,893	2,644	3,996	3,777	3,457	9%	(16)%

Total	$4,894	$9,325	$11,614	$8,907	$10,495	(48)%	(53)%

Other Expense
Litigation and regulatory matters	$90	$57,355	$229	$900	$5,170	NM	(98)%
Other insurance and taxes	3,060	3,261	3,215	3,076	3,046	(6)%	*
Tax credit investments	2,495	3,063	3,079	2,989	2,972	(19)%	(16)%
Travel and entertainment	1,824	2,339	2,400	2,372	1,848	(22)%	(1)%
Employee training and dues	866	1,327	1,244	1,229	1,254	(35)%	(31)%
Customer relations	1,243	1,179	1,204	1,255	1,278	5%	(3)%
Miscellaneous loan costs	714	701	1,349	1,163	996	2%	(28)%
Supplies	1,116	1,090	950	705	1,055	2%	6%
Other (b)	9,245	8,804	8,961	6,837	7,977	5%	16%

Total	$20,653	$79,119	$22,631	$20,526	$25,596	(74)%	(19)%

NM - Not meaningful

*	Amount is less than one percent.
(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	1Q14 includes a $2.3 million negative valuation adjustment associated with the derivatives related to prior sales of Visa Class B shares.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Assets:
Investment securities	$3,575,453	$3,398,457	$3,186,943	$3,228,379	$3,190,219	5%	12%
Loans held-for-sale	361,359	370,152	371,640	385,105	390,874	(2)%	(8)%
Loans, net of unearned income (Restricted - $.1 billion) (a)	15,119,461	15,389,074	15,408,556	16,197,952	15,889,670	(2)%	(5)%
Federal funds sold	16,555	66,079	52,830	52,169	33,738	(75)%	(51)%
Securities purchased under agreements to resell	605,276	412,614	576,355	602,126	732,696	47%	(17)%
Interest-bearing cash (b)	685,540	730,297	184,179	344,150	431,182	(6)%	59%
Trading securities	1,194,749	801,718	1,343,134	1,267,348	1,397,746	49%	(15)%

Total earning assets	21,558,393	21,168,391	21,123,637	22,077,229	22,066,125	2%	(2)%

Cash and due from banks	450,270	349,216	395,631	382,601	275,262	29%	64%
Capital markets receivables	51,082	45,255	83,154	151,660	169,927	13%	(70)%
Mortgage servicing rights, net (c)	4,687	72,793	116,686	113,853	109,102	(94)%	(96)%
Goodwill (d)	141,943	141,943	140,479	140,479	134,242	*	6%
Other intangible assets, net	21,007	21,988	22,216	23,144	21,772	(4)%	(4)%
Premises and equipment, net	299,183	305,244	308,779	314,764	299,740	(2)%	*
Real estate acquired by foreclosure (e)	66,035	71,562	71,626	69,901	54,672	(8)%	21%
Allowance for loan losses (Restricted - $2.0 million) (a)	(247,246)	(253,809)	(255,710)	(261,934)	(265,218)	(3)%	(7)%
Derivative assets	166,465	181,866	215,116	235,759	274,332	(8)%	(39)%
Other assets (Restricted - $.9 million) (a)	1,430,170	1,685,384	1,637,139	1,605,344	1,663,092	(15)%	(14)%

Total assets (Restricted - $.1 billion) (a)	$23,941,989	$23,789,833	$23,858,753	$24,852,800	$24,803,048	1%	(3)%

Liabilities and Equity:
Deposits:
Savings	$6,630,142	$6,732,326	$6,781,522	$6,928,447	$6,498,832	(2)%	2%
Other interest-bearing deposits	4,071,699	3,859,079	3,494,236	3,825,235	3,740,257	6%	9%
Time deposits	898,223	951,755	997,726	1,051,327	988,375	(6)%	(9)%

Total interest-bearing core deposits	11,600,064	11,543,160	11,273,484	11,805,009	11,227,464	*	3%
Noninterest-bearing deposits	4,534,245	4,637,839	4,434,746	4,603,954	4,454,045	(2)%	2%

Total core deposits (f)	16,134,309	16,180,999	15,708,230	16,408,963	15,681,509	*	3%

Certificates of deposit $100,000 and more	538,434	553,957	575,679	602,921	522,958	(3)%	3%

Total deposits	16,672,743	16,734,956	16,283,909	17,011,884	16,204,467	*	3%

Federal funds purchased	1,135,665	1,042,633	1,062,901	1,142,749	1,361,670	9%	(17)%
Securities sold under agreements to repurchase	411,795	442,789	427,232	433,761	488,010	(7)%	(16)%
Trading liabilities	667,257	368,348	585,969	596,869	781,306	81%	(15)%
Other short-term borrowings	204,023	181,146	303,686	446,909	186,898	13%	9%
Term borrowings (Restricted - $.1 billion) (a) (g)	1,507,048	1,739,859	1,771,288	1,800,255	2,197,864	(13)%	(31)%
Capital markets payables	39,510	21,173	53,784	90,231	97,954	87%	(60)%
Derivative liabilities	137,863	154,280	165,918	198,489	199,999	(11)%	(31)%
Other liabilities	621,948	603,898	770,773	585,245	685,153	3%	(9)%

Total liabilities (Restricted - $.1 billion) (a)	21,397,852	21,289,082	21,425,460	22,306,392	22,203,321	1%	(4)%

Equity:
Common stock	147,866	147,731	147,705	150,347	150,766	*	(2)%
Capital surplus (h)	1,417,170	1,416,767	1,413,248	1,416,563	1,461,292	*	(3)%
Undivided profits	728,165	695,207	657,676	777,108	748,427	5%	(3)%
Accumulated other comprehensive loss, net	(140,119)	(150,009)	(176,391)	(188,665)	(151,639)	(7)%	(8)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (i)	295,431	295,431	295,431	295,431	295,257	*	*

Total equity	2,544,137	2,500,751	2,433,293	2,546,408	2,599,727	2%	(2)%

Total liabilities and equity	$23,941,989	$23,789,833	$23,858,753	$24,852,800	$24,803,048	1%	(3)%

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are as of March 31, 2014.
(b)	Includes excess balances held at Fed.
(c)	Decreases in 1Q14 and 4Q13 reflect transfers associated with an agreement to sell mortgage servicing rights entered into in 3Q13.
(d)	2Q13 increase driven by the MNB acquisition.
(e)	1Q14 includes $23.1 million of foreclosed assets related to government insured mortgages.
(f)	1Q14 average core deposits were $16.0 billion.
(g)	In 2Q13 $350.0 million of subordinated notes matured. In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(h)	2Q13 decrease related to $40.0 million prepaid share repurchase agreement. The shares were delivered to FHN in 3Q13.
(i)	Consists of preferred stock of subsidiaries.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,639,584	$7,694,029	$7,888,297	$8,121,219	$8,199,249	(1)%	(7)%
Commercial real estate	1,139,749	1,164,748	1,215,586	1,134,268	1,161,467	(2)%	(2)%
Consumer real estate	5,305,596	5,400,751	5,502,825	5,561,689	5,644,275	(2)%	(6)%
Permanent mortgage	637,642	678,938	721,554	771,253	801,000	(6)%	(20)%
Credit card and other	336,454	334,887	323,551	304,561	291,221	*	16%

Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,059,025	15,273,353	15,651,813	15,892,990	16,097,212	(1)%	(6)%

Loans held-for-sale	367,899	368,373	378,263	389,273	392,272	*	(6)%
Investment securities:
U.S. treasuries	41,828	39,994	41,303	40,815	44,107	5%	(5)%
U.S. government agencies	3,222,642	2,959,355	2,900,838	2,924,012	2,818,958	9%	14%
States and municipalities	19,425	15,155	15,246	15,390	15,255	28%	27%
Other	211,891	229,728	224,213	218,701	216,860	(8)%	(2)%

Total investment securities	3,495,786	3,244,232	3,181,600	3,198,918	3,095,180	8%	13%

Capital markets securities inventory	1,101,798	1,159,570	1,156,262	1,310,044	1,308,969	(5)%	(16)%
Mortgage banking trading securities	6,949	12,712	15,558	16,398	17,486	(45)%	(60)%
Other earning assets:
Federal funds sold	21,615	19,471	28,498	26,698	24,173	11%	(11)%
Securities purchased under agreements to resell	622,466	581,798	593,978	705,129	754,630	7%	(18)%
Interest-bearing cash (c)	972,537	614,628	537,631	401,236	653,712	58%	49%

Total other earning assets	1,616,618	1,215,897	1,160,107	1,133,063	1,432,515	33%	13%

Total earnings assets (Restricted - $.1 billion) (a)	21,648,075	21,274,137	21,543,603	21,940,686	22,343,634	2%	(3)%

Allowance for loan losses (Restricted - $3.2 million) (a)	(249,733)	(250,074)	(256,789)	(260,944)	(270,385)	*	(8)%
Cash and due from banks (Restricted - $1.4 million) (a)	336,543	341,066	351,972	342,053	348,581	(1)%	(3)%
Capital markets receivables	54,654	45,179	82,289	97,851	88,211	21%	(38)%
Premises and equipment, net	301,065	307,285	308,199	302,263	299,846	(2)%	*
Derivative assets	181,586	201,609	209,878	257,181	286,243	(10)%	(37)%
Other assets (Restricted - $1.4 million) (a)	1,643,879	1,926,109	1,942,481	1,903,728	1,948,417	(15)%	(16)%

Total assets (Restricted - $.1 billion) (a)	$23,916,069	$23,845,311	$24,181,633	$24,582,818	$25,044,547	*	(5)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,683,749	$6,642,159	$6,957,875	$6,516,889	$6,593,590	1%	1%
Other interest-bearing deposits	3,830,839	3,520,348	3,494,211	3,645,674	3,709,988	9%	3%
Time deposits	924,025	977,107	1,025,788	998,762	1,004,887	(5)%	(8)%

Total interest-bearing core deposits	11,438,613	11,139,614	11,477,874	11,161,325	11,308,465	3%	1%
Certificates of deposit $100,000 and more	545,845	580,760	594,536	542,244	516,785	(6)%	6%
Federal funds purchased	1,161,594	1,236,763	1,119,273	1,224,070	1,479,316	(6)%	(21)%
Securities sold under agreements to repurchase	454,937	446,894	452,940	480,960	572,666	2%	(21)%
Capital markets trading liabilities	607,114	567,531	598,195	718,309	779,409	7%	(22)%
Other short-term borrowings	184,721	219,593	243,195	525,493	209,376	(16)%	(12)%
Term borrowings (Restricted - $.1 billion) (a) (d)	1,702,107	1,764,476	1,792,250	2,007,372	2,221,297	(4)%	(23)%

Total interest-bearing liabilities	16,094,931	15,955,631	16,278,263	16,659,773	17,087,314	1%	(6)%

Noninterest-bearing deposits	4,536,080	4,559,023	4,542,127	4,493,440	4,441,411	(1)%	2%
Capital markets payables	33,144	32,896	57,275	58,435	57,859	1%	(43)%
Derivative liabilities	152,596	159,575	161,611	184,192	194,892	(4)%	(22)%
Other liabilities	563,045	666,312	660,458	598,854	683,596	(15)%	(18)%

Total liabilities (Restricted - $.1 billion) (a)	21,379,796	21,373,437	21,699,734	21,994,694	22,465,072	*	(5)%

Equity:
Common stock	147,751	147,724	149,000	150,468	151,613	*	(3)%
Capital surplus	1,417,642	1,414,810	1,418,259	1,430,998	1,476,797	*	(4)%
Undivided profits	714,988	691,958	715,451	771,953	742,070	3%	(4)%
Accumulated other comprehensive loss, net	(135,163)	(173,673)	(191,866)	(156,178)	(150,093)	(22)%	(10)%
Preferred stock	95,624	95,624	95,624	95,624	63,831	*	50%
Noncontrolling interest	295,431	295,431	295,431	295,259	295,257	*	*

Total equity	2,536,273	2,471,874	2,481,899	2,588,124	2,579,475	3%	(2)%

Total liabilities and equity	$23,916,069	$23,845,311	$24,181,633	$24,582,818	$25,044,547	*	(5)%

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are quarterly averages as of March 31, 2014.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	In 2Q13 $350.0 million of subordinated notes matured.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Interest Income:
Loans, net of unearned income (b)	$140,487	$147,322	$151,504	$153,070	$154,955	(5)%	(9)%
Loans held-for-sale	3,215	3,253	3,058	3,169	3,502	(1)%	(8)%
Investment securities:
U.S. treasuries	5	4	10	11	8	25%	(38)%
U.S. government agencies	20,837	19,020	18,537	18,321	18,507	10%	13%
States and municipalities	117	21	21	25	23	NM	NM
Other	2,281	2,307	2,355	2,315	2,332	(1)%	(2)%

Total investment securities	23,240	21,352	20,923	20,672	20,870	9%	11%

Capital markets securities inventory	8,063	8,631	8,425	8,467	7,901	(7)%	2%
Mortgage banking trading securities	159	247	403	452	489	(36)%	(67)%
Other earning assets:
Federal funds sold	53	48	73	66	61	10%	(13)%
Securities purchased under agreements to resell (c)	(192)	(99)	(171)	(189)	44	(94)%	NM
Interest-bearing cash	546	343	289	197	364	59%	50%

Total other earning assets	407	292	191	74	469	39%	(13)%

Interest income	$175,571	$181,097	$184,504	$185,904	$188,186	(3)%	(7)%

Interest Expense:
Interest-bearing deposits:
Savings	$3,083	$3,205	$3,471	$3,689	$4,397	(4)%	(30)%
Other interest-bearing deposits	818	772	817	1,013	1,145	6%	(29)%
Time deposits	3,062	3,585	4,013	4,064	4,217	(15)%	(27)%

Total interest-bearing core deposits	6,963	7,562	8,301	8,766	9,759	(8)%	(29)%
Certificates of deposit $100,000 and more (d)	1,023	873	1,658	1,550	1,561	17%	(34)%
Federal funds purchased	726	791	716	777	932	(8)%	(22)%
Securities sold under agreements to repurchase	118	126	148	134	268	(6)%	(56)%
Capital markets trading liabilities	3,571	3,442	3,632	3,354	3,196	4%	12%
Other short-term borrowings	261	222	239	245	106	18%	NM
Term borrowings	8,563	8,902	9,078	9,146	9,195	(4)%	(7)%

Interest expense	21,225	21,918	23,772	23,972	25,017	(3)%	(15)%

Net interest income - tax equivalent basis	154,346	159,179	160,732	161,932	163,169	(3)%	(5)%
Fully taxable equivalent adjustment	(1,987)	(2,044)	(1,894)	(1,913)	(1,787)	3%	(11)%

Net interest income	$152,359	$157,135	$158,838	$160,019	$161,382	(3)%	(6)%

NM - Not meaningful

(a)	Net interest income adjusted to a FTE basis.
(b)	Includes interest on loans in nonaccrual status.
(c)	1Q14, 4Q13, 3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.
(d)	1Q14 and 4Q13 include the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	1Q14	4Q13	3Q13	2Q13	1Q13

Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.60%	3.66%	3.69%	3.68%	3.70%
Retail loans	4.01	4.07	4.06	4.12	4.16

Total loans, net of unearned income (b)	3.77	3.83	3.85	3.86	3.89

Loans held-for-sale	3.50	3.53	3.23	3.26	3.57
Investment securities:
U.S. treasuries	0.05	0.04	0.09	0.11	0.07
U.S. government agencies	2.59	2.57	2.56	2.51	2.63
States and municipalities (c)	2.41	0.56	0.55	0.65	0.59
Other	4.31	4.02	4.20	4.23	4.30

Total investment securities	2.66	2.63	2.63	2.58	2.70

Capital markets securities inventory	2.93	2.98	2.91	2.59	2.41
Mortgage banking trading securities	9.16	7.79	10.36	11.02	11.19
Other earning assets:
Federal funds sold	0.99	0.98	1.01	0.99	1.02
Securities purchased under agreements to resell (d)	(0.13)	(0.07)	(0.11)	(0.11)	0.02
Interest-bearing cash	0.23	0.22	0.21	0.20	0.23

Total other earning assets	0.10	0.10	0.07	0.03	0.13

Interest income/total earning assets	3.27%	3.39%	3.41%	3.40%	3.40%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.19%	0.19%	0.20%	0.23%	0.27%
Other interest-bearing deposits	0.09	0.09	0.09	0.11	0.13
Time deposits	1.34	1.46	1.55	1.63	1.70

Total interest-bearing core deposits	0.25	0.27	0.29	0.32	0.35
Certificates of deposit $100,000 and more (e)	0.76	0.60	1.11	1.15	1.23
Federal funds purchased	0.25	0.25	0.25	0.25	0.26
Securities sold under agreements to repurchase	0.11	0.11	0.13	0.11	0.19
Capital markets trading liabilities	2.39	2.41	2.41	1.87	1.66
Other short-term borrowings	0.57	0.40	0.39	0.19	0.21
Term borrowings (f)	2.01	2.02	2.03	1.82	1.66

Interest expense/total interest-bearing liabilities	0.53	0.55	0.58	0.58	0.59

Net interest spread	2.74%	2.84%	2.83%	2.82%	2.81%
Effect of interest-free sources used to fund earning assets	0.14	0.14	0.14	0.14	0.14

Net interest margin	2.88%	2.98%	2.97%	2.96%	2.95%

Yields are adjusted to a FTE basis. Refer to the Non-GAAP to GAAP Reconciliation on page 22 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE (non-GAAP).

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	1Q14 increase driven by the yield on an HTM municipal bond.
(d)	1Q14, 4Q13, 3Q13 and 2Q13 driven by negative market rates on reverse repurchase agreements.
(e)	1Q14 and 4Q13 rate includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Tier 1 capital (a) (b)	$2,666,485	$2,618,976	$2,555,140	$2,712,398	$2,738,558	2%	(3)%
Tier 2 capital (a)	382,472	444,655	449,100	463,735	510,847	(14)%	(25)%

Total capital (a) (b)	$3,048,957	$3,063,631	$3,004,240	$3,176,133	$3,249,405	*	(6)%

Risk weighted assets (“RWA”) (a)	$18,773,300	$18,878,594	$19,236,793	$20,419,119	$20,192,003	(1)%	(7)%
Tier 1 ratio (a)	14.20%	13.87%	13.28%	13.28%	13.56%
Tier 2 ratio (a)	2.04%	2.36%	2.34%	2.27%	2.53%

Total capital ratio (a)	16.24%	16.23%	15.62%	15.55%	16.09%

Tier 1 common ratio to risk weighted assets (a) (c)	11.06%	10.75%	10.21%	10.39%	10.64%
Leverage ratio (a)	11.19%	11.04%	10.60%	11.07%	10.97%
Total equity to total assets	10.63%	10.51%	10.20%	10.25%	10.48%
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (d)	10.61%	10.37%	9.71%	9.71%	9.93%
Tangible common equity/tangible assets (“TCE/TA”) (c) (e)	8.37%	8.24%	7.93%	8.07%	8.33%
Period-end shares outstanding (thousands)	236,586	236,370	236,328	240,555	241,225	*	(2)%
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.05	*	*
Book value per common share (f)	$9.10	$8.93	$8.64	$8.96	$9.16
Tangible book value per common share (c) (f)	$8.41	$8.23	$7.95	$8.28	$8.51
Market capitalization (millions)	$2,919.5	$2,753.7	$2,597.2	$2,694.2	$2,576.3

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	Calculated using period-end balances.
(f)	2Q13 decrease due to $40 million prepaid share repurchase agreement, shares were delivered in 3Q13.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Regional Banking
Net interest income	$142,010	$146,427	$149,541	$148,220	$147,120	(3)%	(3)%
Noninterest income	59,992	62,806	63,883	61,885	59,144	(4)%	1%

Total revenues	202,002	209,233	213,424	210,105	206,264	(3)%	(2)%
Provision/(provision credit) for loan losses	12,990	2,585	5,159	13,201	(2,485)	NM	NM
Noninterest expense	133,050	139,186	131,961	129,584	131,077	(4)%	2%

Income before income taxes	55,962	67,462	76,304	67,320	77,672	(17)%	(28)%
Provision for income taxes	19,880	24,049	27,554	24,146	28,221	(17)%	(30)%

Net income	$36,082	$43,413	$48,750	$43,174	$49,451	(17)%	(27)%

Capital Markets
Net interest income	$3,478	$4,301	$3,811	$4,097	$3,968	(19)%	(12)%
Noninterest income	56,758	59,509	64,115	68,199	76,612	(5)%	(26)%

Total revenues	60,236	63,810	67,926	72,296	80,580	(6)%	(25)%
Noninterest expense	52,594	53,130	57,930	59,822	61,533	(1)%	(15)%

Income before income taxes	7,642	10,680	9,996	12,474	19,047	(28)%	(60)%
Provision for income taxes	2,845	3,981	3,765	4,651	7,222	(29)%	(61)%

Net income	$4,797	$6,699	$6,231	$7,823	$11,825	(28)%	(59)%

Corporate
Net interest income/(expense)	$(9,113)	$(10,413)	$(11,654)	$(11,182)	$(10,059)	12%	9%
Noninterest income	13,215	7,831	6,558	3,811	7,855	69%	68%

Total revenues	4,102	(2,582)	(5,096)	(7,371)	(2,204)	NM	NM
Noninterest expense	19,578	18,770	21,739	17,141	17,613	4%	11%

Loss before income taxes	(15,476)	(21,352)	(26,835)	(24,512)	(19,817)	28%	22%
Benefit for income taxes	(11,766)	(19,004)	(16,593)	(15,698)	(12,083)	38%	3%

Net loss	$(3,710)	$(2,348)	$(10,242)	$(8,814)	$(7,734)	(58)%	52%

Non-Strategic
Net interest income	$15,984	$16,820	$17,140	$18,884	$20,353	(5)%	(21)%
Noninterest income	15,765	4,897	15,919	8,737	12,816	NM	23%

Total revenues	31,749	21,717	33,059	27,621	33,169	46%	(4)%
Provision/(provision credit) for loan losses	(2,990)	12,415	4,841	1,799	17,485	NM	NM
Noninterest expense	14,992	46,011	221,926	20,861	30,317	(67)%	(51)%

Income/(loss) before income taxes	19,747	(36,709)	(193,708)	4,961	(14,633)	NM	NM
Provision/(benefit) for income taxes	7,686	(42,839)	(45,820)	1,909	(5,630)	NM	NM

Income/(loss) from continuing operations	12,061	6,130	(147,888)	3,052	(9,003)	97%	NM
Income/(loss) from discontinued operations, net of tax	—	(6)	123	1	430	NM	NM

Net income/(loss)	$12,061	$6,124	$(147,765)	$3,053	$(8,573)	97%	NM

Total Consolidated
Net interest income	$152,359	$157,135	$158,838	$160,019	$161,382	(3)%	(6)%
Noninterest income	145,730	135,043	150,475	142,632	156,427	8%	(7)%

Total revenues	298,089	292,178	309,313	302,651	317,809	2%	(6)%
Provision for loan losses	10,000	15,000	10,000	15,000	15,000	(33)%	(33)%
Noninterest expense	220,214	257,097	433,556	227,408	240,540	(14)%	(8)%

Income/(loss) before income taxes	67,875	20,081	(134,243)	60,243	62,269	NM	9%
Provision/(benefit) for income taxes	18,645	(33,813)	(31,094)	15,008	17,730	NM	5%

Income/(loss) from continuing operations	49,230	53,894	(103,149)	45,235	44,539	(9)%	11%
Income/(loss) from discontinued operations, net of tax	—	(6)	123	1	430	NM	NM

Net income/(loss)	$49,230	$53,888	$(103,026)	$45,236	$44,969	(9)%	9%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

FHN REGIONAL BANKING

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Income Statement (thousands)
Net interest income	$142,010	$146,427	$149,541	$148,220	$147,120	(3)%	(3)%
Provision/(provision credit) for loan losses	12,990	2,585	5,159	13,201	(2,485)	NM	NM
Noninterest income:
NSF / Overdraft fees (a)	9,156	11,411	11,660	10,250	10,031	(20)%	(9)%
Cash management fees	8,916	9,063	8,760	9,133	9,330	(2)%	(4)%
Debit card income	2,655	2,739	2,782	2,695	2,534	(3)%	5%
Other	4,864	5,112	5,126	5,183	4,909	(5)%	(1)%

Total deposit transactions and cash management	25,591	28,325	28,328	27,261	26,804	(10)%	(5)%
Brokerage, management fees and commissions	12,276	11,505	10,868	10,540	9,348	7%	31%
Trust services and investment management	6,760	6,612	6,665	6,966	6,343	2%	7%
Bankcard income	4,365	4,815	5,089	5,054	4,691	(9)%	(7)%
Other service charges	2,559	2,873	3,451	3,255	2,873	(11)%	(11)%
Miscellaneous revenue	8,441	8,676	9,482	8,809	9,085	(3)%	(7)%

Total noninterest income	59,992	62,806	63,883	61,885	59,144	(4)%	1%

Noninterest expense:
Employee compensation, incentives, and benefits	50,318	50,921	51,656	50,438	50,386	(1)%	*
Other	82,732	88,265	80,305	79,146	80,691	(6)%	3%

Total noninterest expense	133,050	139,186	131,961	129,584	131,077	(4)%	2%

Income before income taxes	$55,962	$67,462	$76,304	$67,320	$77,672	(17)%	(28)%

PPNR (Non-GAAP) (b)	$68,952	$70,047	$81,463	$80,521	$75,187	(2)%	(8)%

Efficiency ratio (c)	65.87%	66.52%	61.83%	61.68%	63.55%

Balance Sheet (millions)
Average loans	$11,897	$11,972	$12,184	$12,225	$12,237	(1)%	(3)%
Average other earning assets	50	43	54	53	53	16%	(6)%
Total average earning assets	11,947	12,015	12,238	12,278	12,290	(1)%	(3)%
Average core deposits	14,857	14,466	14,484	14,624	14,560	3%	2%
Average other deposits	546	581	595	542	517	(6)%	6%
Total average deposits	15,403	15,047	15,079	15,166	15,077	2%	2%
Total period-end deposits	15,723	15,480	14,862	15,562	15,225	2%	3%
Total period-end assets	12,891	13,019	12,909	13,496	12,845	(1)%	*

Net interest margin (d)	4.88%	4.90%	4.91%	4.90%	4.90%
Net interest spread	3.41	3.50	3.49	3.46	3.46
Loan yield	3.61	3.71	3.74	3.72	3.75
Deposit average yield	0.20	0.21	0.25	0.26	0.29

Key Statistics
Financial center locations	172	172	182	183	171	*	1%

NM - Not meaningful.

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q14 decline primarily attributable to seasonality in NSF fees.
(b)	Pre-tax, pre-provision, net revenue is a Non-GAAP number and is calculated by adding the provision/(provision credit) for loan losses (GAAP) to Income before income taxes (GAAP).
(c)	Noninterest expense divided by total revenue.
(d)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this supplement.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Income Statement (thousands)
Net interest income	$3,478	$4,301	$3,811	$4,097	$3,968	(19)%	(12)%
Noninterest income:
Fixed income	49,614	50,937	54,428	58,535	67,953	(3)%	(27)%
Other	7,144	8,572	9,687	9,664	8,659	(17)%	(17)%

Total noninterest income	56,758	59,509	64,115	68,199	76,612	(5)%	(26)%
Noninterest expense	52,594	53,130	57,930	59,822	61,533	(1)%	(15)%

Income before income taxes	$7,642	$10,680	$9,996	$12,474	$19,047	(28)%	(60)%

Efficiency ratio (a)	87.31%	83.26%	85.28%	82.75%	76.36%
Fixed income average daily revenue	$813	$822	$850	$915	$1,133	(1)%	(28)%

Balance Sheet (millions)
Average trading inventory	$1,102	$1,160	$1,156	$1,310	$1,309	(5)%	(16)%
Average other earning assets	628	588	604	714	770	7%	(18)%
Total average earning assets	1,730	1,748	1,760	2,024	2,079	(1)%	(17)%
Total period-end assets	2,094	1,511	2,275	2,299	2,592	39%	(19)%

Net interest margin (b)	0.82%	1.02%	0.89%	0.84%	0.78%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Noninterest expense divided by total revenue.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this supplement.

FHN CORPORATE

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Income Statement (thousands)
Net interest income/(expense)	$(9,113)	$(10,413)	$(11,654)	$(11,182)	$(10,059)	12%	9%
Noninterest income excluding securities gains/(losses)	7,558	5,649	6,690	4,174	7,825	34%	(3)%
Securities gains/(losses), net (a)	5,657	2,182	(132)	(363)	30	NM	NM
Noninterest expense	19,578	18,770	21,739	17,141	17,613	4%	11%

Loss before income taxes	$(15,476)	$(21,352)	$(26,835)	$(24,512)	$(19,817)	28%	22%

Average Balance Sheet (millions)
Average loans	$169	$182	$196	$217	$226	(7)%	(25)%
Total earning assets	$4,617	$4,026	$3,900	$3,802	$3,959	15%	17%
Net interest margin (b)	(0.83)%	(1.00)%	(1.16)%	(1.19)%	(1.07)%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP Reconciliation on page 22 of this supplement.

FHN NON-STRATEGIC

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Income Statement (thousands)
Net interest income	$15,984	$16,820	$17,140	$18,884	$20,353	(5)%	(21)%
Noninterest income excluding securities gains/(losses) (a)	15,765	4,897	15,919	8,733	12,822	NM	23%
Securities gains/(losses), net	—	—	—	4	(6)	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	—	(30,000)	200,000	—	—	NM	NM
Other expenses (b)	14,992	76,011	21,926	20,861	30,317	(80)%	(51)%

Total noninterest expense	14,992	46,011	221,926	20,861	30,317	(67)%	(51)%
Provision/(provision credit) for loan losses	(2,990)	12,415	4,841	1,799	17,485	NM	NM

Income/(loss) before income taxes	$19,747	$(36,709)	$(193,708)	$4,961	$(14,633)	NM	NM

Average Balance Sheet (millions)
Loans	$2,993	$3,119	$3,272	$3,451	$3,634	(4)%	(18)%
Loans held-for-sale	344	343	349	360	354	*	(3)%
Trading securities	7	13	16	16	17	(46)%	(59)%
Other assets	60	342	350	340	370	(82)%	(84)%
Total assets	3,404	3,817	3,987	4,167	4,375	(11)%	(22)%
Net interest margin (c)	1.92%	1.93%	1.88%	1.97%	2.04%
Efficiency ratio (d)	47.22%	NM	NM	75.54%	91.39%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$332	$336	$346	$358	$362	(1)%	(8)%

Ending servicing portfolio (millions) (e) (f)	$1,679	$9,943	$15,033	$16,025	$17,055	(83)%	(90)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14, partially offset by a $2.0 million loss on the deconsolidation of a securitization trust; 3Q13 increase reflects the effect of the terms of the agreement to sell servicing, somewhat offset by a $2.2 million negative adjustment made as a result of estimated costs for obligations associated with the agreement to sell servicing; 2Q13 and 1Q13 include a gain of $1.0 million and $2.4 million, respectively, from a LOCOM reversal associated with a TRUP loan payoff.
(b)	4Q13 includes $57.0 million net loss accruals related to legal matters.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this supplement.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(e)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
(f)	In 3Q13 FHN signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

						1Q14 Changes vs.
(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
Allowance for Loan Losses Walk-Forward
Beginning reserve	$253,809	$255,710	$261,934	$265,218	$276,963	(1)%	(8)%
Provision	10,000	15,000	10,000	15,000	15,000	(33)%	(33)%
Charge-offs	(24,692)	(29,000)	(26,046)	(30,272)	(36,100)	(15)%	(32)%
Recoveries	8,129	12,099	9,822	11,988	9,355	(33)%	(13)%

Ending balance (Restricted - $2.0 million) (a)	$247,246	$253,809	$255,710	$261,934	$265,218	(3)%	(7)%

Reserve for unfunded commitments	2,882	3,017	2,956	2,976	3,439	(4)%	(16)%
Total allowance for loan losses plus reserve for unfunded commitments	$250,128	$256,826	$258,666	$264,910	$268,657	(3)%	(7)%

Allowance for Loan Losses
Regional Banking	$128,234	$121,027	$125,440	$124,627	$120,161	6%	7%
Non-Strategic	119,012	132,782	130,270	137,307	145,057	(10)%	(18)%
Corporate (b)	NM	NM	NM	NM	NM	NM	NM

Total allowance for loan losses	$247,246	$253,809	$255,710	$261,934	$265,218	(3)%	(7)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$83,275	$87,324	$118,507	$135,902	$124,824	(5)%	(33)%
Foreclosed real estate (c) (d)	27,705	28,806	33,594	34,561	13,142	(4)%	NM

Total Regional Banking	$110,980	$116,130	$152,101	$170,463	$137,966	(4)%	(20)%

Non-Strategic
Nonperforming loans	$153,972	$163,104	$164,534	$173,705	$129,240	(6)%	19%
Nonperforming loans held-for-sale after fair value adjustments	61,631	61,139	65,972	67,077	60,623	1%	2%
Foreclosed real estate (c)	15,265	16,947	16,437	16,781	19,513	(10)%	(22)%

Total Non-Strategic	$230,868	$241,190	$246,943	$257,563	$209,376	(4)%	10%

Corporate
Nonperforming loans	$3,672	$4,598	$5,001	$4,526	$1,936	(20)%	90%

Total nonperforming assets (e)	$345,520	$361,918	$404,045	$432,552	$349,278	(5)%	(1)%

Net Charge-Offs
Regional Banking	$5,783	$6,997	$4,347	$8,735	$5,564	(17)%	4%
Non-Strategic	10,780	9,904	11,877	9,549	21,181	9%	(49)%

Total net charge-offs	$16,563	$16,901	$16,224	$18,284	$26,745	(2)%	(38)%

Consolidated Key Ratios (f)
NPL % (e)	1.59%	1.66%	1.87%	1.94%	1.61%
NPA % (d) (e)	1.87	1.95	2.19	2.25	1.81
Net charge-offs %	0.45	0.44	0.41	0.46	0.67
Allowance / loans	1.64	1.65	1.66	1.62	1.67
Allowance / NPL	1.03x	1.00x	0.89x	0.83x	1.04x
Allowance / NPA	0.87x	0.84x	0.76x	0.72x	0.92x
Allowance / charge-offs	3.68x	3.79x	3.97x	3.57x	2.45x

Other
Loans past due 90 days or more (g)	$60,734	$69,863	$75,109	$65,367	$77,568	(13)%	(22)%
Guaranteed portion (g)	35,063	35,260	37,509	33,483	35,051	(1)%	*
Foreclosed real estate from government insured loans	23,065	25,809	21,596	18,560	22,017	(11)%	5%
Period-end loans, net of unearned income (millions)	15,119	15,389	15,409	16,198	15,890	(2)%	(5)%
Remaining unfunded commitments (millions)	8,238	8,191	8,184	7,645	7,727	1%	7%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of March 31, 2014.
(b)	The valuation adjustment taken upon exercise of clean-up calls includes expected losses.
(c)	Excludes foreclosed real estate from government-insured mortgages.
(d)	2Q13 increase primarily relates to acquired foreclosed real estate from the MNB acquisition.
(e)	2Q13 increase primarily relates to second liens placed on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens.
(f)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(g)	Includes loans held-for-sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,753	$7,924	$7,747	$8,368	$8,091	(2)%	(4)%

30+ Delinq. % (a)	0.27%	0.13%	0.11%	0.13%	0.17%
NPL %	0.68	1.01	1.33	1.45	1.40
Charge-offs % (qtr. annualized)	0.22	0.21	0.08	0.14	0.10

Allowance / loans %	0.94%	1.09%	1.18%	1.12%	1.06%
Allowance / charge-offs	4.27x	5.33x	14.16x	8.34x	10.94x

Commercial Real Estate
Period-end loans ($ millions) (b)	$1,152	$1,133	$1,174	$1,219	$1,117	2%	3%

30+ Delinq. % (a)	1.61%	0.90%	0.60%	0.54%	0.42%
NPL %	1.30	1.60	2.13	2.74	3.46
Charge-offs % (qtr. annualized)	0.12	NM	NM	NM	0.26

Allowance / loans % (c)	1.35%	0.94%	0.94%	1.14%	1.36%
Allowance / charge-offs	10.97x	NM	NM	NM	5.08x

Consumer Real Estate
Period-end loans ($ millions)	$5,258	$5,333	$5,458	$5,549	$5,590	(1)%	(6)%

30+ Delinq. % (a)	1.01%	1.13%	1.05%	1.10%	1.21%
NPL % (d)	2.51	2.20	2.23	2.15	1.21
Charge-offs % (qtr. annualized)	0.56	0.62	0.87	0.96	1.33

Allowance / loans %	2.35%	2.38%	2.21%	2.18%	2.35%
Allowance / charge-offs	4.17x	3.79x	2.54x	2.26x	1.75x

Permanent Mortgage
Period-end loans ($ millions)	$622	$662	$698	$746	$793	(6)%	(22)%

30+ Delinq. % (a)	1.44%	2.62%	2.48%	2.51%	2.16%
NPL %	6.46	5.76	5.30	5.14	4.37
Charge-offs % (qtr. annualized)	1.04	1.46	0.29	0.62	1.64

Allowance / loans %	3.62%	3.40%	3.66%	3.63%	3.21%
Allowance / charge-offs	3.39x	2.27x	12.26x	5.64x	1.93x

Credit Card and Other
Period-end loans ($ millions)	$334	$337	$332	$316	$299	(1)%	12%

30+ Delinq. % (a)	1.30%	1.35%	1.11%	1.00%	1.25%
NPL %	0.42	0.42	0.42	0.54	0.57
Charge-offs % (qtr. annualized)	3.71	3.05	2.61	2.22	3.25

Allowance / loans %	3.91%	2.22%	2.09%	2.07%	2.38%
Allowance / charge-offs	1.05x	0.73x	0.82x	0.97x	0.75x

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	2Q13 increase is related to MNB acquisition.
(c)	2Q13 decline is related to MNB loans that were acquired at fair value with no allowance at acquisition.
(d)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Total Regional Banking
Period-end loans ($ millions)	$12,042	$12,167	$12,039	$12,634	$12,127	(1)%	(1)%

30+ Delinq. % (a)	0.52%	0.38%	0.35%	0.31%	0.36%
NPL %	0.69	0.72	0.98	1.08	1.03
Charge-offs % (qtr. annualized)	0.20	0.23	0.14	0.29	0.18

Allowance / loans %	1.06%	0.99%	1.04%	0.99%	0.99%
Allowance / charge-offs	5.47x	4.36x	7.27x	3.56x	5.32x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,287	$7,431	$7,254	$7,865	$7,580	(2)%	(4)%

30+ Delinq. % (a)	0.26%	0.14%	0.12%	0.13%	0.17%
NPL %	0.55	0.59	0.92	0.96	0.89
Charge-offs % (qtr. annualized)	0.07	0.24	0.07	0.27	0.10

Allowance / loans %	0.93%	0.97%	1.06%	0.99%	0.92%
Allowance / charge-offs	13.74x	4.24x	15.09x	3.81x	8.71x

Commercial Real Estate
Period-end loans ($ millions) (b)	$1,145	$1,124	$1,164	$1,202	$1,098	2%	4%

30+ Delinq. % (a) (c)	1.62%	0.91%	0.61%	0.55%	0.43%
NPL %	1.05	1.35	1.87	2.38	3.01
Charge-offs % (qtr. annualized)	0.10	NM	NM	NM	0.34

Allowance / loans % (d)	1.31%	0.88%	0.88%	1.03%	1.25%
Allowance / charge-offs	13.38x	NM	NM	NM	3.59x

Consumer Real Estate
Period-end loans ($ millions)	$3,280	$3,278	$3,291	$3,253	$3,152	*	4%

30+ Delinq. % (a)	0.62%	0.65%	0.66%	0.58%	0.68%
NPL % (e)	0.92	0.85	0.90	0.97	0.74
Charge-offs % (qtr. annualized)	0.18	0.12	0.14	0.31	0.07

Allowance / loans %	0.99%	0.96%	0.95%	0.87%	0.96%
Allowance / charge-offs	5.42x	7.72x	6.84x	2.85x	13.36x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$330	$334	$330	$314	$297	(1)%	11%

30+ Delinq. % (a)	1.38%	1.55%	1.29%	1.14%	1.40%
NPL %	0.27	0.16	0.20	0.20	0.34
Charge-offs % (qtr. annualized)	3.43	2.92	2.52	2.03	2.94

Allowance / loans %	3.91%	2.21%	2.04%	2.02%	2.26%
Allowance / charge-offs	1.13x	0.76x	0.83x	1.03x	0.79x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$164	$175	$185	$205	$229	(6)%	(28)%

30+ Delinq. % (a)	1.83%	2.34%	2.05%	1.83%	2.55%
NPL %	2.24	2.63	2.70	2.21	0.84
Charge-offs % (qtr. annualized)	NM	NM	NM	NM	NM

Allowance / loans %	NM	NM	NM	NM	NM
Allowance / charge-offs	NM	NM	NM	NM	NM

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	2Q13 increase is related to MNB acquisition.
(c)	1Q14 increase is primarily driven by 2 purchase credit impaired loans acquired from MNB.
(d)	2Q13 decline is related to MNB loans that were acquired at fair value with no allowance at acquisition.
(e)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

						1Q14 Changes vs.
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13

Total Non-Strategic
Period-end loans ($ millions)	$2,913	$3,047	$3,185	$3,359	$3,534	(4)%	(18)%

30+ Delinq. % (a)	1.38%	1.70%	1.53%	1.70%	1.62%
NPL % (b)	5.28	5.35	5.17	5.17	3.66
Charge-offs % (qtr. annualized)	1.46	1.26	1.44	1.11	2.36

Allowance / loans %	4.08%	4.36%	4.09%	4.09%	4.10%
Allowance / charge-offs	2.72x	3.38x	2.76x	3.58x	1.69x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$466	$492	$493	$503	$512	(5)%	(9)%

30+ Delinq. % (a)	0.43%	0.06%	0.04%	0.04%	0.08%
NPL % (c)	2.64	7.33	7.36	9.13	8.95
Charge-offs % (qtr. annualized)	2.48	NM	0.27	NM	NM

Allowance / loans %	1.02%	2.87%	2.89%	3.14%	3.24%
Allowance / charge-offs	0.39x	NM	10.61x	NM	NM

Commercial Real Estate
Period-end loans ($ millions)	$7	$9	$10	$16	$19	(22)%	(63)%

30+ Delinq. % (a)	—%	—%	—%	—%	—%
NPL %	40.93	32.30	32.16	29.38	29.86
Charge-offs % (qtr. annualized)	3.46	3.72	1.74	NM	NM

Allowance / loans %	7.43%	7.98%	7.55%	9.56%	7.58%
Allowance / charge-offs	1.80x	2.00x	2.93x	NM	NM

Consumer Real Estate
Period-end loans ($ millions)	$1,978	$2,055	$2,167	$2,297	$2,438	(4)%	(19)%

30+ Delinq. % (a)	1.65%	1.89%	1.64%	1.84%	1.89%
NPL % (b)	5.14	4.36	4.26	3.84	1.83
Charge-offs % (qtr. annualized)	1.17	1.39	1.93	1.84	2.90

Allowance / loans %	4.60%	4.64%	4.13%	4.03%	4.15%
Allowance / charge-offs	3.86x	3.25x	2.08x	2.12x	1.39x

Permanent Mortgage
Period-end loans ($ millions)	$446	$475	$499	$527	$548	(6)%	(19)%

30+ Delinq. % (a)	1.21%	2.59%	2.55%	2.70%	1.91%
NPL %	7.99	6.96	6.28	6.31	5.78
Charge-offs % (qtr. annualized)	1.46	2.04	0.41	0.89	2.35

Allowance / loans %	5.00%	4.68%	5.07%	5.10%	4.62%
Allowance / charge-offs	3.36x	2.25x	12.14x	5.58x	1.93x

Other Consumer
Period-end loans ($ millions)	$16	$16	$16	$16	$17	*	(6)%

30+ Delinq. % (a)	1.95%	2.33%	1.63%	1.99%	2.26%
NPL %	9.03	8.66	8.53	10.02	9.61
Charge-offs % (qtr. annualized)	6.83	3.35	2.12	3.72	5.44

Allowance / loans %	2.12%	2.25%	3.06%	2.85%	2.78%
Allowance / charge-offs	0.30x	0.66x	1.41x	0.75x	0.50x

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	NPL levels affected by the impact of placing second liens on nonaccrual based on third party data obtained on the performance status of non-FHN serviced first liens beginning in 2Q13.
(c)	1Q14 NPL decrease related to TRUPs sale.

20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $7.8 Billion (51.3% of Total Loans) as of March 31, 2014

% OS
General Corporate, Commercial, and Business Banking Loans	86%
Loans to Mortgage Companies	9%
Trust Preferred Loans	4%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.3 Billion (34.8% of Total Loans)

Origination LTV and FICO for Portfolio as of March 31, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	8%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	4%	2%
FICO score 660-699	2%	4%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of March 31, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	13%	24%	18%	10%
FICO score 720-739	1%	4%	3%	2%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	—%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of March 31, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	22%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	—%	—%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2003	$0.1	147	78%	704		43%	32%
2003	$0.2	129	76%	720		31%	38%
2004	$0.4	116	80%	723		21%	27%
2005	$0.7	104	81%	729		17%	16%
2006	$0.6	93	78%	732		21%	17%
2007	$0.7	81	80%	736		26%	19%
2008	$0.3	70	75%	745		72%	50%
2009	$0.2	58	72%	749		87%	57%
2010	$0.2	44	81%	750		92%	73%
2011	$0.4	32	77%	760		89%	86%
2012	$0.8	21	76%	763		89%	91%
2013	$0.6	10	77%	758		86%	84%
2014	$0.1	1	79%	756		89%	84%
Total	$5.3	64	78%	743	(a)	55%	51%

(a)	743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	1Q14	4Q13	3Q13	2Q13	1Q13
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,544,137	$2,500,751	$2,433,293	$2,546,408	$2,599,727
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,257
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624

(B) Total common equity	$2,153,082	$2,109,696	$2,042,238	$2,155,353	$2,208,846
Less: Intangible assets (GAAP) (b)	162,950	163,931	162,695	163,623	156,014

(C) Tangible common equity (Non-GAAP)	$1,990,132	$1,945,765	$1,879,543	$1,991,730	$2,052,832
Less: Unrealized gains/(losses) on AFS securities, net of tax	(1,762)	(11,241)	11,153	9,439	48,591

(D) Adjusted tangible common equity (Non-GAAP) (c)	$1,991,894	$1,957,006	$1,868,390	$1,982,291	$2,004,241

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$23,941,989	$23,789,833	$23,858,753	$24,852,800	$24,803,048
Less: Intangible assets (GAAP) (b)	162,950	163,931	162,695	163,623	156,014

(F) Tangible assets (Non-GAAP)	$23,779,039	$23,625,902	$23,696,058	$24,689,177	$24,647,034

Period-end Shares Outstanding
(G) Period-end shares outstanding	236,586	236,370	236,328	240,555	241,225

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,666,485	$2,618,976	$2,555,140	$2,712,398	$2,738,558
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	95,624	95,624
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,076,045	$2,028,536	$1,964,700	$2,121,958	$2,148,118

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$18,773,300	$18,878,594	$19,236,793	$20,419,119	$20,192,003

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.37%	8.24%	7.93%	8.07%	8.33%
(A)/(E) Total equity to total assets (GAAP)	10.63%	10.51%	10.20%	10.25%	10.48%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.41	$8.23	$7.95	$8.28	$8.51
(B)/(G) Book value per common share (GAAP)	$9.10	$8.93	$8.64	$8.96	$9.16
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	11.06%	10.75%	10.21%	10.39%	10.64%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	11.14%	11.01%	10.71%	10.91%	11.04%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.61%	10.37%	9.71%	9.71%	9.93%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$142,010	$146,427	$149,541	$148,220	$147,120
FTE adjustment	1,830	1,909	1,806	1,756	1,670

Net interest income adjusted for impact of FTE (Non-GAAP)	$143,840	$148,336	$151,347	$149,976	$148,790

Capital Markets
Net interest income (GAAP)	$3,478	$4,301	$3,811	$4,097	$3,968
FTE adjustment	117	128	81	149	109

Net interest income adjusted for impact of FTE (Non-GAAP)	$3,595	$4,429	$3,892	$4,246	$4,077

Corporate
Net interest income (GAAP)	$(9,113)	$(10,413)	$(11,654)	$(11,182)	$(10,059)
FTE adjustment	40	7	7	8	8

Net interest income adjusted for impact of FTE (Non-GAAP)	$(9,073)	$(10,406)	$(11,647)	$(11,174)	$(10,051)

Non-Strategic
Net interest income (GAAP)	$15,984	$16,820	$17,140	$18,884	$20,353
FTE adjustment	—	—	—	—	—

Net interest income adjusted for impact of FTE (Non-GAAP)	$15,984	$16,820	$17,140	$18,884	$20,353

Total Consolidated
Net interest income (GAAP)	$152,359	$157,135	$158,838	$160,019	$161,382
FTE adjustment	1,987	2,044	1,894	1,913	1,787

Net interest income adjusted for impact of FTE (Non-GAAP)	$154,346	$159,179	$160,732	$161,932	$163,169

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

22

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets: Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Purchase Credit Impaired (“PCI”) Loans: Acquired loans that have experienced deterioration of credit quality between origination and the time of acquisition and for which the timely collection of the interest and principal is no longer reasonably assured.

Restricted Real Estate Loans: Restricted loans that are assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation First Quarter 2014 Earnings April 17, 2014

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Building Franchise Value Executing “Blue Chip” Priorities Being easy to do business with Providing differentiated customer service Using the bonefish to drive profitability 3

Building Franchise Value
Efficiency, Productivity, Economic Profitability,
and Growth Opportunities On Track
4
Rationalizing Expenses
-8%
Organizational alignment on the path to achieving
long-term bonefish profitability
Exceeded the goal of less than $900mm of annualized
expenses
Demonstrated loan growth in CRE, ABL, Mid-Atlantic,
Middle Tennessee, and East Tennessee
Profitable growth opportunities in Specialty Lending,
Middle Tennessee, and Mid-Atlantic markets
Non-Strategic average loans now comprise less than
20% of the total loan portfolio
Non-Strategic Average Loan Run-Off
-18%
1 Average Regional Banking loans.  Growth is from 1Q13 to 1Q14.
2 Private Client & Wealth Management loans are originated within the geographical markets listed above.
3 East Tennessee includes loans from the MNB acquisition.
Regional Bank Areas of Loan Growth Since 1Q13
*Specialty Lending Areas
Asset Based Lending*
4%
6%
11%
4%
Mid-Atlantic
Middle TN
East TN
8% Private Client / Wealth Mgmt
CRE*
12%
3
2
1

5
Core Businesses Relative Positioning
Core Businesses Continue to Deliver Solid Results
Balance Sheet Positioned to Benefit from Rising Rates
TTM
Returns
Key TTM
Bonefish
Metrics
ROTCE
ROA
Capital ratios remain ~200-300bps
above normalized Bonefish Tier 1
Common capital levels
NIM
NCO %
Fee Income %
Efficiency Ratio
Better than long-term bonefish
targets
FTN Financial significant differentiator
vs peers
In line with long-term bonefish
targets
Regional Banking efficiency ratio of 64%
Core Businesses expenses down $6mm
or 3% linked quarter
Significant latent income embedded in
balance sheet
A 200bps rise in rates would have
improved NII by ~$66mm annually
and added ~38bps to Core NIM
4
2
2
2
2

FINANCIAL RESULTS 6

1Q14 Consolidated Financial Results
7
NII
Fee Income
Expense
EPS
$ in millions, except EPS
Financial Results
1Q14
$152
Net Income Available to Common Shareholders
Loan Loss Provision
$146
$220
$10
$45
$0.19
1Q14 vs
-$9
-$11
-$20
-$5
+$4
+$0.02
4Q13
$157
$135
$257
$15
$49
$0.21
1Q13
$161
$156
$241
$15
$41
$0.17
4Q13
-$5
+$11
-$37
-$5
-$5
-$0.02
1Q13
Actuals
Net income available to common of $45mm, with EPS of $0.19
Net interest margin of 2.88%
Loan loss provision of $10mm with net charge-offs of $17mm
Annualized expenses below $900mm goal
Tier 1 Common of 11.1%
Total average loans at $15B
Total average deposits of $17B
1
Numbers may not add to total due to rounding.
All non-GAAP numbers are reconciled in the appendix.
1 Tier 1 Common:  current quarter is an estimate and a non-GAAP number.

First Quarter 2014 Significant Items
8
Impact to EPS
Previously Unrecognized
Servicing Fees Associated
with the MSR Sale
$12.3mm
After-Tax Amount
$0.05
Securities Gain on an
Equity Investment
$3.4mm $0.01
Significant Item Pre-Tax Amount
$20.0mm
Lease Abandonment &
Other Restructuring Charges
$(3.5)mm $(0.01) $(5.7)mm
Net Impact from
Resolution / Collapse of
On-Balance Sheet
Consumer Securitizations
$(3.9)mm $(0.02) $(6.4)mm
$5.6mm
Numbers may not add to total due to rounding.
1 After-tax impact assumes a statutory tax rate of 38.6%.
2 EPS impact calculated by dividing the after-tax impact by the 237mm diluted shares outstanding.
1 2

1Q14 Segment Highlights
9
Drivers and Impacts
Net Income
$ in millions,
except EPS
Regional
Banking
Capital
Markets
Corporate
Core
Businesses
Non-
Strategic
Total
4Q13
$43
$7
$(7)
$43
$6
$49
1Q13
$49
$12
$(12)
$50
$(9)
$41
1Q14
$36
$5
$(8)
$33
$12
$45
$0.15
$0.02
$(0.03)
$0.14
$0.05
$0.19
Fixed income ADR of $813k in 1Q14 vs $822k in 4Q13
Linked quarter decrease in expense from lower variable
compensation, partially offset by FICA reset
Includes $20mm gain from unrecognized servicing fees in 1Q14
Loan loss provision credit of $(3)mm in 1Q14 vs $12mm in 4Q13
Zero mortgage repurchase provision in 1Q14; 4Q13 included a
$30mm repurchase reserve reversal and $57mm of net loss
accruals related to legal matters
Pre-provision net
revenue³
relatively flat linked quarter as
expense reductions offset revenue declines
1Q14 provision was affected by further refinement to the credit card reserving process as well as macroeconomic factors
Fee income up $5mm linked quarter, including a $5.6mm
investment gain in 1Q14
Expense includes a ~$5mm lease abandonment charge
4Q13 tax expense was favorably affected by the pattern of
quarterly earnings in 2013 and $7.5mm in discrete items
1Q14
Per Share
Impact
2
1
1
1
1

Regional Banking Financial Results
10
NII
Fee Income
Expense
$ in millions
Financial Results
1Q14
$142
Net Income
Loan Loss Provision
$60
$133
$13
$36
1Q14 vs
-$5
+$1
+$2
+$15
-$13
4Q13
$146
$63
$139
$3
$43
1Q13
$147
$59
$131
-$2
$49
4Q13
-$4
-$3
-$6
+$10
-$7
1Q13
Actuals
Average core deposits grew 3% linked quarter
Average loans relatively steady linked quarter, despite loans to mortgage companies declining by 24%
Solid loan growth in CRE, ABL, Mid-Atlantic, Middle Tennessee, and East Tennessee
Pre-provision net revenue relatively flat linked quarter as expense reduction offsets revenue declines
1
Fee income linked quarter decline driven by seasonally lower deposit transaction fees, somewhat offset by an increase in brokerage and trust fees
Expenses in 4Q13 included charges associated with branch closings and higher professional fees
1Q14 provision was affected by further refinement to the credit card reserving process as well as macroeconomic factors
Numbers may not add to total due to rounding.
1 Regional Banking pre-provision net revenue is non-GAAP and reconciled in the appendix.

11
Profitable Growth Opportunities: Regional Banking
Broad Product Offerings with Focus on
Specialty Lending Provide Growth Opportunities
Regional Banking Average Loans by Lending Area
Linked quarter highlights:
ABL grew 6%
Middle Tennessee market grew 1%
CRE loans up 3%
Private Client / Wealth Management loans up 1%
Regional Bank Areas of Loan Growth Since 1Q13
*Specialty Lending Areas
Asset Based Lending*
4%
6%
11%
4%
Mid-Atlantic
Middle TN
East TN
8% Private Client / Wealth Mgmt
CRE*
12%
$4.9
$4.1
$2.9
$2.9
$0.6
$0.8
$1.6
$1.7
$2.1
$2.1
$3.6
$3.6
$1.2
1Q13
1Q14
$0 $2 $4 $6 $8 $10
Commercial
Private Client / Wealth Management
Business Banking
Retail
Specialty Lending (includes: Loans to Mortgage Companies)
1
2
3
$12B

12
Capital Markets
Capital Markets Provides a Unique Business Model
with Solid Returns and A Broad Customer Base
Fixed Income Average Daily Revenue
Fixed income average daily revenue at $813k in 1Q14
Expense decline associated with lower variable
compensation, partially offset by seasonal payroll taxes
Focused on investing in extensive fixed income
distribution platform:
Strategic hiring of sales and trading resources
Expansion of municipal products platform, including
development of public finance capability
Lower levels of fixed income ADR due to market
conditions
NII
Fee Income
Expense
$ in millions, except ADR
Financial Results
1Q14
$3
Average Daily Revenue (ADR)
Net Income
$57
$53
$5
$813k
1Q14 vs
-$0
-$20
-$9
-$7
-$320k
4Q13
$4
$60
$53
$7
$822k
1Q13
$4
$77
$62
$12
$1,133k
4Q13
-$1
-$3
-$1
-$2
-$9k
1Q13
Actuals
Numbers may not add to total due to rounding.
Normalized ADR range
of $1.0-1.5mm

13
NIM linked quarter decline due to lower loan balances,
continued pressure on commercial loan yields, higher
Fed balances, and a decrease in NII related to lower
day count
Current NIM expectations in the ~2.85%-2.95% range
in 2014
Key assumptions:
Rates stay at current levels
Continued modest loan yield declines
Earning assets relatively stable
Regional Banking average deposit rate paid of 20bps in
1Q14 vs 29bps in 1Q13
Attractive and stable low-cost funding mix in Regional
Banking with 54% DDA and interest checking deposits
Selectively pursuing fixed-rate lending in relationship-
oriented opportunities
Floating rate loans comprise 64% vs
fixed rate loans at 36%
Net Interest Income Sensitivity Impact
NII and Net Interest Margin
Balance Sheet Positioned to Benefit from Rising Rates
Net Interest Margin
3.09%
2.95%
2.96%
2.97%
2.98%
2.88%
2.6%
2.7%
2.8%
2.9%
3.0%
3.1%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
-1.4%
-$8mm
+1.2%
+$7mm
+5.5%
+$34mm
+10.8%
+$66mm
-3%
0%
3%
6%
9%
12%
Long End
-50bps
Long End
+50bps
+100bps +200bps
NIM could fluctuate based on excess cash Fed
balances, Capital Markets inventory, and balances in
loans to mortgage companies
1

14
Annualized Noninterest Expense
Continued Efficiencies
Execution Capabilities Demonstrated
Performance vs Peers Meaningfully Differentiated
Annualized noninterest expense declined 30% from 1Q11 reflecting broad-based improvement in most categories
Achieving efficiency improvements by reducing occupancy, operations, and foreclosed real estate costs
Continued focus on reducing Non-Strategic expense
Contract employment declined 52% related to a significant reduction in sub-servicing expense related to the MSR sale
Optimizing corporate real estate footprint by reducing square footage
Rationalizing branch network as consumer usage shifts to FHN’s expanded digital banking platforms
Exceeded goal of below $900mm of annualized run-rate of consolidated expenses by year end 2014
-30%
Numbers/percentages may not add due to rounding.
Working on 133 processes that are candidates for elimination, optimization, or automation
$1,255mm
$1,288mm
$962mm
$881mm
<$900mm
1Q11 Annualized 1Q12 Annualized 1Q13 Annualized 1Q14 Annualized 4Q14 Annualized Goal

15
Non-Performing Assets
Net Charge-Offs
Stable Asset Quality Trends
Portfolio Continues to See Positive Grade Migration
Disciplined Underwriting on New and Renewed Credits
Reserves
$280mm
Net charge-offs of $17mm, down 2% linked quarter
NPL levels at $303mm, down 4% linked quarter
Commercial NPLs down 31%
ORE at $43mm in 1Q14 vs $46mm in 4Q13¹
Sold three TRUPs in 1Q14, resulting in $5mm reserve
decrease
Numbers may not add due to rounding.
2 Net charge-off % is annualized.
$0
$100
$200
$300
$400
1Q13 2Q13 3Q13 4Q13 1Q14
NPLs NPLs Held for Sale ORE
$500mm
0.0%
0.3%
0.6%
0.9%
1.2%
$0
$10
$20
1Q13 2Q13 3Q13 4Q13 1Q14
NCOs $
Provision $
NCO %²
$30mm
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
$180
$200
$220
$240
$260
1Q13 2Q13 3Q13 4Q13 1Q14
Reserves $ Reserves / Loans %
1
Year over year ORE increase related to the MNB acquisition, which contributed $16mm of ORE in 1Q14.

16
Trailing Twelve Months¹ Consolidated Core Businesses
4
Long-Term Targets
ROTCE² 1.32% 9.56% 15.00 – 20.00%
ROA² 0.19% 0.85% 1.25 - 1.45%
NIM² 2.95% 3.15% 3.50 - 4.00%
Tier 1 Common³ 10.60% 8.00 – 9.00%
NCO / Average Loans² 0.44% 0.21% 0.30 - 0.70%
Fee Income / Revenue 48% 49% 40 - 50%
Efficiency Ratio 95% 77% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
Building Long-Term Earnings Power: Bonefish Targets
Focused on Growing Our Company Selectively and Profitably While Positioning
Our Balance Sheet for Sustainable, Higher Returns in the Long Term

Building Franchise Value
Closing the Gap to Bonefish Targets
17
Current
Earnings
Power
Profitable
Growth
Opportunities
Economic
Profit
Improvement
Bonefish
Earnings
Power
Continued
Efficiencies
Capital
Optimization/
Deployment
Rise in
Interest
Rates
Non-Strategic
wind-down
Process
improvements
Infrastructure
reductions
Specialty lending
Mid-Atlantic
Middle TN
Houston
Wealth / Investments
Municipals (FTN Financial)
Resource
allocation to
profitable
businesses
Product
profitability
Dividends
Share
buybacks
M&A
Latent income
embedded in
asset sensitive
balance sheet
Metric
Target Range
Current Low Rate Environment  Normalized Higher Rate Environment
ROTCE 8% -12% 15% – 20%
Tier 1 Common 10% - 11% 8% – 9%
Asset Growth Assumption 0% - 2% 3% - 5%
Potential Payout Ratio¹ 30% - 100% 65% - 85%
1 Payout ratio refers to common stock dividends and repurchases. Dividends and repurchases are subject to FHN Board approval and regulatory considerations.

18
Building a Foundation for Attractive Long-Term Earnings Power
Proven execution capabilities
Unique size, scope, and strengths
Focused on efficiency, productivity, economic profitability, and growth opportunities
Organizational alignment on the path to achieving long-term bonefish profitability
Breadth and depth of talent that will be able to profitably run and grow the company
Successfully Executing on Key Priorities
FHN Is Well Positioned For Attractive Long-Term Earnings Power

APPENDIX 19

1Q14 Credit Quality Summary by Portfolio
($ in millions)
CRE
HE &
HELOC
Other
1
Total
Permanent
Mortgage
Commercial
(C&I & Other)
CRE
HE &
HELOC
Permanent
Mortgage
Other
2
Total
Period End Loans $7,287 $1,145 $3,280 $330 $12,042 $164 $466 $7 $1,978 $446 $16 $15,119
30+ Delinquency 0.26% 1.62% 0.62% 1.38% 0.52% 1.83% 0.43% 0.00% 1.65% 1.21% 1.95% 0.70%
Dollars $19 $19 $20 $5 $63 $3 $2 $0 $33 $5 $0 $106
NPL % 0.55% 1.05% 0.92% 0.27% 0.69% 2.24% 2.64% 40.93% 5.14% 7.99% 9.03% 1.59%
Dollars $40 $12 $30 $1 $83 $4 $12 $3 $102 $36 $1 $241
Net Charge-offs
3
%
0.07% 0.10% 0.18% 3.43% 0.20% NM 2.48% 3.46% 1.17% 1.46% 6.83% 0.45%
Dollars $1 $0 $1 $3 $6 NM $3 $0 $6 $2 $0 $17
Allowance $68 $15 $32 $13 $128 NM $5 $1 $91 $22 $0 $247
Allowance / Loans % 0.93% 1.31% 0.99% 3.91% 1.06% NM 1.02% 7.43% 4.60% 5.00% 2.12% 1.64%
Allowance / Charge-offs 13.74x 13.38x 5.42x 1.13x 5.47x NM 0.39x 1.80x 3.86x 3.36x 0.30x 3.68x
Regional Banking
Corporate
4
Non-Strategic
Commercial
(C&I & Other)

C&I and CRE Portfolio Detail
C&I: Loans to Mortgage Companies
$2.0B
$7.8B portfolio, diversified by industry, managed
primarily in Regional Banking
Net charge-offs at $4mm in 1Q14
$3.1mm of NCOs related to TRUPs sales
C&I consolidated reserves of 0.94% at 3/31/14
C&I Overview
Commercial Real Estate Overview
$1.2B portfolio
Increase in delinquencies is largely attributable to two
MNB acquisition related loans that are purchase credit
impaired
CRE consolidated reserves of 1.35% at 3/31/14
CRE Overview
$0.0
$0.4
$0.8
$1.2
1Q13 2Q13 3Q13 4Q13 1Q14
Period End Average
3.46%
2.74%
2.13%
1.60%
1.30%
0%
1%
2%
3%
4%
1Q13 2Q13 3Q13 4Q13 1Q14
30+ Delinquencies
Net Charge-Offs 1
NPLs / Total Loans

Home Equity Overview
Percent of Portfolio: Months Until Repayment
Portfolio Characteristics Geographic Distribution
First Second Total
Balance
$2.7B $2.6B $5.3B
Original FICO
751 735 743
Refreshed FICO
750 722 736
Original CLTV
75% 81% 78%
Full Doc
90% 73% 82%
Owner Occupied
92% 95% 93%
HELOCs
$0.7B $2.1B $2.8B
Core
Banking
Customers
TN
55%
CA
10%
GA
3%
FL
2%
Other
30%
$2.1
$0.7
$0.0
$0.5
$1.0
$1.5
$2.0
In Draw In Repayment
$2.5B
0%
5%
10%
15%
20%
25%
30%
15%
19%
14%
16%
8%
28%
0-12
13-24
25-36
37-48 49-60
>60
HELOC Draw vs Repayment Balances

Signed a definitive agreement in 3Q13 to sell
substantially all remaining legacy mortgage servicing;
transfers of servicing began in 4Q13, were
substantially completed in 1Q14
Wind-down of Non-Strategic on track with reduced
balances and improving credit quality
Sold three TRUPs in 1Q14, resulting in $5.3mm reserve
decrease
TRUPs balances declined to $349mm, down 7%
linked quarter and 10% year over year
Non-Strategic comprised less than 20% of total
average loans in 1Q14, down from 23% in 1Q13
Non-Strategic Revenue Components
Non-Strategic Expense Components
Non-Strategic loan
portfolio includes
floating rate loans
of 69% vs fixed
rate loans of 31%
Primarily servicing
income, including
$20mm of previously
unrecognized
servicing fees
associated with
the MSR Sale
1Q14 Total Revenue: $32mm
Non-Strategic Consumer Real Estate Run-Off
$3.0B
Non-Strategic Update
$35mm
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
20% 20%
18%
18%
19%
1Q13
2Q13
3Q13 4Q13
1Q14
1Q13 1Q14
Period End Balance Constant Pre-Payment Rate (Right Axis)
21%
20%
19%
18%
17%
16%
Environmental Sub-Servicing Other
$28
$21
$14
$7
$0
Fee
Income
$16
NII
$16
2
3

Agency & Non-Agency Update
Entered Repurchase Resolution Agreements with Both GSEs
Total Pipeline of Repurchase Requests
$600mm
Mortgage Repurchase Reserve
($ in millions)
Beginning Balance
Net Realized Losses
Ending Balance
Provision
3Q13
$123
$(29)
$294
$200
4Q13
$294
$(98)
$165
$(30)
1Q14
$165
$(20)
$145
$0
1Q13
$232
$(49)
$184
$0
2Q13
$184
$(61)
$123
$0
Other Whole Loan Sales and Non-Agency
Represent 18% of all active repurchase/make whole
requests in 1Q14 pipeline
Some non-Agency FHN loans were bundled with other
companies’ loans and securitized by the purchasers
A trustee for a bundler has commenced a legal
action seeking repurchase of FHN loans
Certain purchasers have requested indemnity related
to FHN loans included in their securitizations
Loan file review process regarding certain bundled
FHN loans has been initiated
Non-Agency HUD/FHA Investigation
HUD and the US DOJ are investigating FHA insurance claims on insured loans originated by FHN; initial period covers 1/1/06 through 3/31/12 2
From 1/1/06 through 8/31/08 FHN originated ~48,000 loans
with original UPB of ~$8.2B
FHA originations declined substantially after FHN’s mortgage business divestiture on 8/31/08
FHN had an initial meeting with HUD and DOJ in 2Q13
HUD has reviewed a small sample of loans from the covered period, and its investigation remains incomplete
HUD and DOJ have made no demands but could seek up to treble and special damages under the False Claims Act and other laws
FHN does not have the ability now to estimate a reserve or a range of reasonably possible losses
$0
$200
$400
1Q13 2Q13 3Q13 4Q13 1Q14
GSE New Requests Other New Requests
Resolved Pipeline
1

FHFA Litigation Securitizations
FHFA Litigation Certificate Breakdown

$1.0B
$874mm*
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
($ in millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $127 $74 $68 $7 $13
FHAMS 2005-AA10     IA1 $140 $85 $48 $43 $5 $7
FHAMS 2005-AA11     IA1 $129 $71 $46 $41 $5 $12
FHAMS 2005-AA12¹ IIA1 $161 $76 $70 $60 $10 $14
FHAMS 2006-AA1      IA1 $230 $143 $68 $60 $9 $19
FHFA Total $874 $502 $307 $271 $35 $65

($ in millions)
Deal
FHASI 2005-AR5¹
(Schwab)
Senior $30.0 $19.3 $10.7 $10.1 $0.6 $0.0
FHASI 2007-AR2¹
(Schwab)
Senior $50.0 $32.0 $16.0 $13.8 $2.2 $2.1
FHASI 2006-3
(Western-Southern)
Junior $9.9 $0.5 $1.6 $1.5 $0.2 $7.8
FHASI 2007-5
(Western-Southern)
Junior $7.1 $0.2 $0.0 $0.0 $0.0 $6.9
FHAMS 2007-FA4
(Western-Southern)
Senior $5.1 $0.2 $0.0 $0.0 $0.0 $4.8
FHAMS 2006-FA6
(FDIC Alabama)
Senior $11.1 $3.0 $7.3 $5.7 $1.6 $0.8
FHAMS 2006-FA6
(FDIC Alabama)
Senior $15.2 $4.4 $9.8 $8.0 $1.7 $1.0
FHAMS 2006-FA7
(FDIC Alabama)
Senior $20.7 $5.8 $12.8 $10.3 $2.6 $2.0
FHAMS 2007-FA4¹
(FDIC Alabama)
Senior $14.4 $3.2 $9.6 $7.2 $2.4 $1.5
FHAMS 2007-FA1
(FDIC New York)
Senior $44.5 $12.8 $26.8 $20.5 $6.2 $4.9
FHAMS 2007-FA2
(FDIC New York)
Senior $34.9 $10.8 $20.3 $15.4 $4.9 $3.7
FHAMS 2005-FA8
(FHLB Indemnification)
Senior $100.0 $75.4 $24.6 $21.0 $3.6 $0.0
FHAMS 2007-FA3
(MetLife Indemnification)
Senior $103.0 $58.2 $37.9 $30.4 $7.5 $6.9
FHAMS 2005-FA10²
(Royal Park Indemnification)
Senior $100.0 $62.4 $34.6 $29.4 $5.2 $2.9
FHAMS 2006-FA2¹
(Royal Park Indemnification)
Senior $30.0 $22.7 $6.3 $5.1 $1.1 $1.0
Total $575.7 $311.0 $218.3 $178.4 $39.9 $46.4
Cumulative
Loss
Certificate
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Non-FHFA Litigation Securitizations
Non-FHFA Litigation Certificate Breakdown

$576mm

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net income, assets, net interest income, charge-offs, revenue, noninterest income and expense, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.
27
Return
on Assets¹
Net Interest
Margin
Net Charge-Offs/
Average Loans¹
Fee Income /
Total Revenue
Efficiency
Ratio
    Regional Banking (GAAP) 1.16% 4.88% 0.20% 30% 66%
    Capital Markets (GAAP) 0.95% 0.82% 0.00% 94% 87%
    Corporate (GAAP) -0.26% -0.83% NM NM NM
  Core Businesses (Non-GAAP) 0.73% 3.05% 0.19% 49% 79%
  Non-Strategic (GAAP) 1.44% 1.92% 1.46% 50% 47%
Consolidated (GAAP) 0.83% 2.88% 0.45% 49% 75%
    Regional Banking (GAAP) 1.36% 4.90% 0.23% 30% 67%
    Capital Markets (GAAP) 1.29% 1.02% 0.00% 93% 83%
    Corporate (GAAP) -0.18% -1.00% NM NM NM
  Core Businesses (Non-GAAP) 0.95% 3.18% 0.23% 48% 79%
  Non-Strategic (GAAP) 0.64% 1.93% 1.26% 23% NM
Consolidated (GAAP) 0.90% 2.98% 0.44% 46% 89%
    Regional Banking (GAAP) 1.50% 4.91% 0.14% 30% 62%
    Capital Markets (GAAP) 1.17% 0.89% 0.00% 94% 85%
    Corporate (GAAP) -0.79% -1.16% NM NM NM
  Core Businesses (Non-GAAP) 0.88% 3.19% 0.14% 49% 77%
  Non-Strategic (GAAP) -14.70% 1.88% 1.44% 48% NM
Consolidated (GAAP) -1.69% 2.97% 0.41% 49% NM
    Regional Banking (GAAP) 1.34% 4.90% 0.29% 29% 62%
    Capital Markets (GAAP) 1.30% 0.84% 0.00% 94% 83%
    Corporate (GAAP) -0.70% -1.19% NM NM NM
  Core Businesses (Non-GAAP) 0.83% 3.17% 0.28% 49% 75%
  Non-Strategic (GAAP) 0.29% 1.97% 1.11% 32% 76%
Consolidated (GAAP) 0.74% 2.96% 0.46% 47% 75%
    Regional Banking (GAAP) 1.34% 4.90% 0.22% 30% 64%
    Capital Markets (GAAP) 1.18% 0.89% 0.00% 94% 85%
    Corporate (GAAP) -0.48% -1.05% NM NM NM
  Core Businesses (Non-GAAP) 0.85% 3.15% 0.21% 49% 77%
  Non-Strategic (GAAP) -3.08% 1.93% 1.32% 38% NM
Consolidated (GAAP) 0.19% 2.95% 0.44% 48% 95%

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
($ in millions)
1Q14 4Q13 3Q13 2Q13
Average
4
Core Businesses Return On Tangible Common Equity
Total FHN Risk Weighted Assets Estimate¹ (Regulatory GAAP)
$18,773 $18,879 $19,237 $20,419
Less: Non-Strategic Risk Weighted Assets Estimate¹ (Regulatory Non-GAAP)
$2,851 $3,268 $3,404 $3,670
Total Core Businesses² Risk Weighted Assets Estimate (Non-GAAP)
$15,922 $15,610 $15,833 $16,749
Total FHN Average Tangible Common Equity (Non-GAAP)
$1,982 $1,919 $1,923 $2,038
Less: Non-Strategic Allocated Tangible Common Equity at the Tier 1 Common Ratio %³ (Non-GAAP)
$315 $351 $348 $381
Total Core Businesses² Average Tangible Common Equity (Non-GAAP)
$1,666 $1,567 $1,575 $1,656
FHN Net Income Available to Common (GAAP)
$45 $49 ($107) $41
Core Businesses² Net Income Available to Common (Non-GAAP)
$33 $43 $40 $38
FHN Annualized Return on Tangible Common Equity (Non-GAAP) 9.18% 10.22% -22.17% 8.04% 1.32%
Core Businesses² Annualized Return on Tangible Common Equity (Non-GAAP)
7.98% 10.96% 10.15% 9.15% 9.56%
Core Businesses Net Income Available to Common
Corporate Net Income (GAAP)
-$4 -$2 -$10 -$9
Less: Corporate Non-Controlling Interest (GAAP) $3 $3 $3 $3
Less: Corporate Preferred Stock Dividends (GAAP) $2 $2 $2 $2
Corporate Net Income Available to Common (Non-GAAP)
-$8 -$7 -$15 -$13
Regional Banking Net Income (GAAP)
$36 $43 $49 $43
Capital Markets Net Income (GAAP) $5 $7 $6 $8
Core Businesses² Net Income Available to Common (Non-GAAP)
$33 $43 $40 $38
Return on Tangible Common Equity
Average Common Equity (GAAP)
$2,145 $2,081 $2,091 $2,197
Less: Average Intangibles (GAAP)
$163 $162 $168 $160
Average Tangible Common Equity (Non-GAAP) $1,982 $1,919 $1,923 $2,038
FHN Net Income Available to Common (GAAP) $45 $49 ($107) $41
FHN Annualized Return on Tangible Common Equity (Non-GAAP)
9.18% 10.22% -22.17% 8.04% 1.32%

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, earning assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles
(GAAP) & is reconciled to GAAP information below.
29
Net Interest Margin
($ in millions)
1Q13 2Q13 3Q13 4Q13 1Q14
Regional Banking Net interest income (GAAP) $147 $148 $150 $146 $142
Regional Banking FTE adjustment $2 $2 $2 $2 $2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP) $149 $150 $151 $148 $144
Capital Markets Net interest income (GAAP) $4 $4 $4 $4 $3
Capital Markets FTE adjustment $0 $0 $0 $0 $0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP) $4 $4 $4 $4 $4
Corporate Net interest income (GAAP) -$10 -$11 -$12 -$10 -$9
Corporate FTE adjustment $0 $0 $0 $0 $0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP) -$10 -$11 -$12 -$10 -$9
Core Businesses Net interest income (Non-GAAP)
1
$141 $141 $142 $140 $136
Core Businesses FTE adjustment (Non-GAAP)
1
$2 $2 $2 $2 $2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP)
1
$143 $143 $144 $142 $138
Non-Strategic Net interest income (GAAP) $20 $19 $17 $17 $16
Non-Strategic FTE adjustment $0 $0 $0 $0 $0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP) $20 $19 $17 $17 $16
Consolidated Net interest income (GAAP) $161 $160 $159 $157 $152
Consolidated FTE adjustment $2 $2 $2 $2 $2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) $163 $162 $161 $159 $154
Average Earning Assets 1Q14
Regional Banking Earning Assets (GAAP) $11,947
Capital Markets Earning Assets (GAAP) $1,730
Corporate Earning Assets (GAAP) $4,617
Core Businesses
¹
Earning Assets (Non-GAAP)
$18,294
Non-Strategic Earning Assets (GAAP) $3,354
Consolidated Earning Assets (GAAP) $21,648
Core Businesses
1
NIM with 200bps Rate Shock
1Q14
Annualized Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) a $561
Core Businesses Average Earning Assets (Non-GAAP) b $18,294
Core Businesses NIM (Non-GAAP) a/b 3.05%
Core Businesses Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² c $66
Core Businesses NIM with 200bps Rate Shock (Non-GAAP) (a+c)/b 3.43%
Annualized Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) d $626
Consolidated Average Earning Assets (GAAP) e $21,648
Consolidated NIM (GAAP) d/e 2.88%
Consolidated Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² f $66
Consolidated NIM with 200bps Rate Shock (Non-GAAP) (d+f)/e 3.20%

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP)
and is reconciled to GAAP information below.
($ in millions) 1Q14 4Q13 3Q13 2Q13 1Q13
Average
2
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,544 $2,501 $2,433 $2,546 $2,600
Less: Noncontrolling interest $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Total common equity $2,153 $2,110 $2,042 $2,155 $2,209
Less: intangible assets (GAAP)
1
$163 $164 $163 $164 $156
Tangible common equity (Non-GAAP) $1,990 $1,946 $1,880 $1,992 $2,053
Less: unrealized gains on AFS securities, net of tax -$2 -$11 $11 $9 $49
Adjusted tangible common equity (Non-GAAP) $1,992 $1,957 $1,868 $1,982 $2,004
Tangible Assets (Non-GAAP)
Total assets (GAAP) $23,942 $23,790 $23,859 $24,853 $24,803
Less: intangible assets (GAAP)
1
$163 $164 $163 $164 $156
Tangible assets (Non-GAAP) $23,779 $23,626 $23,696 $24,689 $24,647
Tier 1 Common (Non-GAAP)
Tier 1 capital $2,666 $2,619 $2,555 $2,712 $2,739
Less: noncontrolling interest - FTBNA preferred stock $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Less: trust preferred $200 $200 $200 $200 $200
Tier 1 common (Non-GAAP) $2,076 $2,029 $1,965 $2,122 $2,148
Risk Weighted Assets
Risk weighted assets $18,773 $18,879 $19,237 $20,419 $20,192
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 8.37% 8.24% 7.93% 8.07% 8.33% 8.15%
Total equity to total assets (GAAP) 10.63% 10.51% 10.20% 10.25% 10.48% 10.40%
Tier 1 common ratio to risk weighted assets (Non-GAAP) 11.06% 10.75% 10.21% 10.39% 10.64% 10.60%
Tier 1 capital to total assets (GAAP) 11.14% 11.01% 10.71% 10.91% 11.04% 10.94%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP) 10.60% 10.31% 9.77% 9.75% 10.17% 10.11%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP) 11.92% 11.65% 11.10% 11.04% 11.48% 11.43%
Total equity plus reserves to total assets (GAAP) 11.66% 11.58% 11.27% 11.30% 11.55% 11.45%

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of revenue, expense, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to
GAAP information below.
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR,
ASBC, SNV, BOKF, FNFG.  Peer data is a four quarter average of each metric from 1Q13-4Q13.
Regional Banking Pre-Provision Net Revenue
($ in millions)
1Q13 4Q13 1Q14
Regional Banking Total Revenue (GAAP) $206 $209 $202
Regional Banking Total Expense (GAAP) $131 $139 $133
Regional Banking Pre-Provision Net Revenue (Non-GAAP) $75 $70 $69
Core Business Expense
($ in millions)
1Q13 4Q13 1Q14
Regional Banking Expense (GAAP) $131 $139 $133
Capital Markets Expense (GAAP) $62 $53 $53
Corporate Expense (GAAP) $18 $19 $20
Core Businesses‘ Expense 1 (Non-GAAP)
$210 $211 $205
Non-Strategic Expense (GAAP) $30 $46 $15
Consolidated Expense (GAAP) $241 $257 $220